Exhibit 99.1

Rafael Holdings to Focus on Strategic Business Development Initiatives and Curtail Early Stage Development Activities

NEWARK, NJ – November 15, 2022 (GLOBE NEWSWIRE) - Rafael Holdings, Inc. (NYSE: RFL) today announced its decision to curtail its early-stage development efforts, including pre-clinical research at the Barer Institute in order to reduce spending and focus on exploring strategic opportunities to invest in, acquire, or in-license clinical stage assets.

As of July 31, 2022, the Company held cash, cash equivalents and marketable securities of $63.2 million, and subsequently received $33 million in net proceeds from the sale of real estate assets on August 23, 2022.

“We believe that our strong balance sheet affords us the opportunity to focus on strategic business development efforts at a time of substantive dislocation in the biotech sector with the goal of acquiring, in-licensing or investing in later stage assets with the potential to achieve meaningful clinical milestones, which if successful, could improve the lives of patients and increase value for our shareholders,” said Bill Conkling, CEO of Rafael Holdings. “We would like to acknowledge our R&D colleagues and scientific advisors and thank them for their dedication to our programs.

About Rafael Holdings, Inc.

Rafael Holdings is a holding company with interests in clinical and early-stage pharmaceutical companies, including an investment in Cornerstone Pharmaceuticals, Inc., formerly known as Rafael Pharmaceuticals Inc., a cancer metabolism-based therapeutics company. The Company’s focus is to fund, invest in and develop novel therapies and is seeking opportunities to invest, acquire or in-license additional therapeutic assets which address high unmet medical needs.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of our product candidates; plans regarding the further evaluation of clinical data; and the potential of our pipeline, including our internal cancer metabolism research programs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of public health threats, including COVID-19, on our business and operations; clinical trials of product candidates may not be successful; our pharmaceutical companies may not be able to develop any medicines of commercial value; our pharmaceutical companies may not be successful in their efforts to identify or discover potential product candidates; the manufacturing and manufacturing development of our products and product candidates present technological, logistical and regulatory risks, each of which may adversely affect our potential revenue; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process; interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; our product candidates may cause serious adverse side effects; ongoing regulatory obligations; effects of significant competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; failure to attract, retain and motivate qualified personnel; the possibility of system failures or security breaches; risks relating to intellectual property and significant costs as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended July 31, 2022, and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Contact:

Barbara Ryan

Barbara.ryan@rafaelholdings.com

(203) 274-2825

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